UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2022

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Extension of Agreement with Lonza Ltd.

The agreement (the “Lonza Agreement”) of Palatin Technologies, Inc. (the “Company”) with Lonza Ltd. (“Lonza”) to manufacturer the Vyleesi® active drug ingredient was set to expire December 31, 2022. The Company engaged in discussions with Lonza and, on November 23, 2022, the Company and Lonza agreed to extend the term of the Lonza Agreement until June 30, 2024.

Redemption of Preferred Stock

As previously disclosed, on May 11, 2022, the Company entered into a Securities Purchase Agreement with Pontifax Medison Finance (Israel) L.P. and Pontifax Medison Finance (Cayman) L.P. (collectively, “Pontifax”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Offering”), 8,100,000 shares of the Company’s Series B Convertible Redeemable Preferred Stock, par value $0.01 per share (the “Series B Convertible Preferred Stock”), and 900,000 shares of the Company’s Series C Convertible Redeemable Preferred Stock, par value $0.01 per share (together with Series B Convertible Preferred Stock, the “Preferred Stock”), for an aggregate offering price of $15,000,000. Pursuant to an escrow agreement between the Company and Pontifax, the proceeds of the Offering as well as an additional $750,000 contributed by the Company, were held in an escrow account (the “Escrow Account”). The Preferred Stock was redeemable at the option of Pontifax either in cash or in notes.

On November 23, 2022, Pontifax provided the Company with Notices of Redemption, stating that Pontifax elected to have the Preferred Stock redeemed in cash. Accordingly, the Company and Pontifax directed the escrow agent for the Escrow Account to release $15,750,000 to Pontifax. On November 25, 2022, the funds were released from the Escrow Account and the Preferred Stock was redeemed in full.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: November 30, 2022	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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